Castlight Health Announces Third Quarter 2021 Results

Third Straight Quarter of Sequential ARR Growth

SAN FRANCISCO - November 2, 2021 - Castlight Health, Inc. (NYSE:CSLT), a leading health navigation platform provider, today announced results for its third quarter ended September 30, 2021.

“We delivered a solid third quarter reflecting continued progress across both our employer and health plan businesses,” said Maeve O’Meara, chief executive officer of Castlight Health. “This quarter our team produced our highest direct-to-employer bookings in over three years, which led to our third straight quarter of sequential ARR growth, and our health plan pipeline grew substantially in Q3. The momentum we are seeing is a direct result of the strong product-market fit of our next generation navigation solution that seamlessly blends technology and service to produce results for our customers.”

Financial performance for the three months ended September 30, 2021 compared to the three months ended September 30, 2020 includes:
•Total revenue of $34.8 million, compared to $35.1 million
•GAAP gross margin of 66.2%, compared to 66.1%
•Non-GAAP gross margin of 69.1%, compared to 69.0%
•GAAP operating loss of $1.9 million, compared to $0.5 million
•Non-GAAP operating income of $2.5 million, compared to $3.7 million
•GAAP net loss per basic and diluted share of $0.01, compared to a net loss per basic and diluted share of $0.00

•Non-GAAP net income per basic and diluted share of $0.01, compared to net income per basic and diluted share of $0.02
•Cash provided by operations of $5.8 million, compared to $2.7 million

Total cash was $65.8 million as of September 30, 2021.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook
For the full year 2021, the Company expects:
•Revenue in the range of $135 million to $140 million
•Non-GAAP operating loss of $4 million to income of $1 million
•Non-GAAP loss per share of $0.03 to income of $0.01, based on approximately 160 million shares
For the fourth quarter of 2021, the Company expects:
•Revenue in the range of $33 million to $35 million

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its third quarter 2021 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (833) 238-7953 and the replay will be available for one week at (800) 585-8367. The conference ID number for the live call and replay is 7079838.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible for people to navigate the healthcare system and live happier, healthier, more productive lives. As a leader in healthcare navigation, we provide a world-class digital platform with a team of clinical and benefits experts to help members easily connect and engage with the right programs and care, at the right time. Castlight partners with Fortune 500 companies and health plans to transform employee and member benefits into one comprehensive health and wellbeing experience to deliver better health outcomes and maximize returns on healthcare investments.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), and non-GAAP net income (loss) exclude goodwill impairment, stock-based compensation, certain legal expenses, amortization of intangibles, restructuring charges, capitalization and amortization of internal-use software, and lease exit and related charges.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

The non-GAAP measures we provide may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the Company’s financial information in its entirety and not rely on a single financial measure.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2021 to comparable GAAP measures because we do not provide guidance for stock-based compensation expense, and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software, are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

Safe Harbor for Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "seeks," "estimates," "can," "may," "will," "would" and similar expressions identify such forward-looking statements. These statements are not guarantees of results and should not be considered as an indication of future activity or future performance. The forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies include, but are not limited to, statements regarding certain 2021 financial projections, and our expectations for our future business and financial performance. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission, including the risks set forth in our annual report on Form 10-K for the year ended December 31, 2020 as filed with the SEC on February 24, 2021, and our quarterly reports on Form 10-Q, including the quarterly report for the three months ended September 30, 2021, when filed with the SEC. All forward-looking statements in this press release are expressly qualified in their entirety by these cautionary statements and are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements, except as required by law.

Copyright 2021 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	As of
	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$65,768	$49,242
Accounts receivable and other, net	23,284	31,740
Prepaid expenses and other current assets	7,053	3,800
Total current assets	96,105	84,782
Property and equipment, net	4,331	5,321
Restricted cash, non-current	—	1,144
Deferred commissions	7,092	9,556
Deferred professional service costs	3,624	4,462
Intangible assets, net	4,756	7,930
Goodwill	41,485	41,485
Operating lease right-of-use assets, net	6,860	10,238
Other assets	106	1,855
Total assets	$164,359	$166,773
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,543	$5,145
Accrued expenses and other current liabilities	3,997	7,898
Accrued compensation	9,398	8,633
Deferred revenue	9,703	6,848
Operating lease liabilities	5,004	5,789
Total current liabilities	32,645	34,313
Deferred revenue, non-current	188	663
Operating lease liabilities, non-current	3,950	7,446
Other liabilities, non-current	485	485
Total liabilities	37,268	42,907
Stockholders’ equity	127,091	123,866
Total liabilities and stockholders’ equity	$164,359	$166,773

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue:
Subscription	$31,613	$34,069	$94,851	$106,741
Professional services and other	3,163	1,009	10,587	2,882
Total revenue, net	34,776	35,078	105,438	109,623
Cost of revenue:
Cost of subscription(1)	8,081	8,013	24,157	27,064
Cost of professional services and other(1)	3,675	3,874	12,513	12,057
Total cost of revenue	11,756	11,887	36,670	39,121
Gross profit	23,020	23,191	68,768	70,502
Operating expenses:
Sales and marketing(1)	7,079	6,158	21,200	24,313
Research and development(1)	11,631	11,182	36,060	38,047
General and administrative(1)	6,195	6,341	18,927	19,257
Goodwill impairment	—	—	—	50,300
Total operating expenses	24,905	23,681	76,187	131,917
Operating loss	(1,885)	(490)	(7,419)	(61,415)
Other income, net	132	43	281	429
Income before income taxes	(1,753)	(447)	(7,138)	(60,986)
Provision for income taxes	279	—	279	—
Net loss	$(2,032)	$(447)	$(7,417)	$(60,986)
Net loss per share, basic and diluted	$(0.01)	$—	$(0.05)	$(0.41)
Weighted-average shares used to compute basic and diluted net loss per share	161,103	152,146	158,961	150,372

(1)Includes stock-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cost of revenue:
Cost of subscription	$256	$224	$735	$598
Cost of professional services and other	145	171	565	431
Sales and marketing	483	282	1,275	1,702
Research and development	1,001	1,026	3,130	3,503
General and administrative	1,315	1,401	3,772	3,325

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Operating activities:
Net loss	$(2,032)	$(447)	$(7,417)	$(60,986)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,674	1,763	4,913	4,907
Goodwill impairment	—	—	—	50,300
Stock-based compensation	3,200	3,104	9,477	9,559
Amortization of deferred commissions	1,372	1,598	3,940	5,517
Amortization of deferred professional service costs	568	760	1,715	2,417
Non-cash operating lease expense	1,145	1,134	3,377	3,765
Other	13	—	32	2
Changes in operating assets and liabilities:
Accounts receivable and other, net	(1,549)	2,704	8,456	926
Deferred commissions	(1,283)	(476)	(1,476)	(1,396)
Deferred professional service costs	(298)	(289)	(819)	(918)
Prepaid expenses and other assets	1,663	1,066	(360)	242
Accounts payable	808	(3,847)	(650)	(14,048)
Operating lease liabilities	(1,476)	(1,570)	(4,281)	(4,186)
Accrued expenses and other liabilities	(73)	(1,065)	(2,016)	(2,576)
Deferred revenue	(189)	(2,862)	2,380	(100)
Accrued compensation	2,294	1,165	765	(1,949)
Net cash provided by (used in) operating activities	5,837	2,738	18,036	(8,524)
Investing activities:
Purchase of property and equipment	(456)	(132)	(701)	(3,431)
Purchase of marketable securities	—	—	—	(2,994)
Sales of marketable securities	—	—	—	2,001
Maturities of marketable securities	—	—	—	17,400
Net cash (used in) provided by investing activities	(456)	(132)	(701)	12,976
Financing activities:
Proceeds from exercise of stock options	259	23	485	178
Proceeds from ESPP offering	390	185	623	371
Principal payments on long-term debt	(465)	(465)	(1,395)	(1,395)
Final payment on term loan	(490)	—	(490)	—
Net cash used in financing activities	(306)	(257)	(777)	(846)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(13)	—	(32)	—

Net increase in cash, cash equivalents and restricted cash	5,062	2,349	16,526	3,606
Cash, cash equivalents and restricted cash at beginning of period	61,850	45,599	50,386	44,342
Cash, cash equivalents and restricted cash at end of period	$66,912	$47,948	$66,912	$47,948

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$65,768	$46,804	$65,768	$46,804
Restricted cash included in Prepaid expenses and other current assets	1,144	—	1,144	—
Restricted cash, non-current	—	1,144	—	1,144
Total cash, cash equivalents and restricted cash	$66,912	$47,948	$66,912	$47,948

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Gross profit:
GAAP gross profit subscription	$23,532	$23,151	$26,056	$70,694	$79,677
Stock-based compensation	256	222	224	735	598
Amortization of internal-use software	79	79	79	237	184
Amortization of intangibles	530	530	530	1,590	1,590
Reduction in workforce	—	—	—	—	221
Non-GAAP gross profit subscription	$24,397	$23,982	$26,889	$73,256	$82,270
GAAP gross margin subscription	74.4%	74.4%	76.5%	74.5%	74.6%
Non-GAAP gross margin subscription	77.2%	77.0%	78.9%	77.2%	77.1%

GAAP gross profit (loss) professional services	$(512)	$294	$(2,865)	$(1,926)	$(9,175)
Stock-based compensation	145	184	171	565	431
Reduction in workforce	—	—	—	—	317
Non-GAAP gross profit (loss) professional services	$(367)	$478	$(2,694)	$(1,361)	$(8,427)
GAAP gross margin professional services	(16.2)%	6.6%	(284)%	(18.2)%	(318)%
Non-GAAP gross margin professional services	(11.6)%	10.7%	(267)%	(12.9)%	(292)%

GAAP gross profit	$23,020	$23,445	$23,191	$68,768	$70,502
Impact of non-GAAP adjustments	1,010	1,015	1,004	3,127	3,341
Non-GAAP gross profit	$24,030	$24,460	$24,195	$71,895	$73,843
GAAP gross margin	66.2%	65.9%	66.1%	65.2%	64.3%
Non-GAAP gross margin	69.1%	68.7%	69.0%	68.2%	67.4%

Operating expense:
GAAP sales and marketing	$7,079	$7,208	$6,158	$21,200	$24,313
Stock-based compensation	(483)	(442)	(282)	(1,275)	(1,702)
Amortization of intangibles	(528)	(528)	(528)	(1,584)	(1,584)
Reduction in workforce	—	—	2	—	(332)
Non-GAAP sales and marketing	$6,068	$6,238	$5,350	$18,341	$20,695

GAAP research and development	$11,631	$12,316	$11,182	$36,060	$38,047
Stock-based compensation	(1,001)	(1,060)	(1,026)	(3,130)	(3,503)
Reduction in workforce	—	—	(5)	—	(663)
Certain legal expenses	—	—	—	—	191
Capitalization of internally developed software	—	—	—	—	21
Non-GAAP research and development	$10,630	$11,256	$10,151	$32,930	$34,093

GAAP general and administrative	$6,195	$6,366	$6,341	$18,927	$19,257
Stock-based compensation	(1,315)	(1,262)	(1,401)	(3,772)	(3,325)
Amortization of intangibles	—	—	—	—	(17)
Reduction in workforce	—	—	15	—	(482)
Non-GAAP general and administrative	$4,880	$5,104	$4,955	$15,155	$15,433

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

GAAP goodwill impairment	$—	$—	$—	$—	$50,300
Goodwill impairment	—	—	—	—	(50,300)
Non-GAAP goodwill impairment	$—	$—	$—	$—	$—

GAAP operating expense	$24,905	$25,890	$23,681	$76,187	$131,917
Impact of non-GAAP adjustments	(3,327)	(3,292)	(3,225)	(9,761)	(61,696)
Non-GAAP operating expense	$21,578	$22,598	$20,456	$66,426	$70,221

Operating income (loss):
GAAP operating loss	$(1,885)	$(2,445)	$(490)	$(7,419)	$(61,415)
Impact of non-GAAP adjustments	4,337	4,307	4,229	12,888	65,037
Non-GAAP operating income	$2,452	$1,862	$3,739	$5,469	$3,622

Net income (loss) and net income (loss) per share:
GAAP net loss	$(2,032)	$(2,389)	$(447)	$(7,417)	$(60,986)
Total pre-tax impact of non-GAAP adjustments	4,337	4,307	4,229	12,888	65,037
Non-GAAP net income	$2,305	$1,918	$3,782	$5,471	$4,051
GAAP net loss per share, basic and diluted	$(0.01)	$(0.02)	$—	$(0.05)	$(0.41)
Non-GAAP net income per share, basic and diluted	$0.01	$0.01	$0.02	$0.03	$0.03
Shares used in basic and diluted net loss per share computation	161,103	158,951	152,146	158,961	150,372

Castlight Media Contact:
Caroline Kawashima
press@castlighthealth.com
415-246-0313

Castlight Investor Contact:
ir@castlighthealth.com
443-213-0500